SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 17, 2004

A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant's telephone number)

Item 5.02(d).    Election of Directors

On December 20, 2004, A. O. Smith Corporation (“the Company”) issued a news release announcing that Paul W. Jones was elected on December 17, 2004, to the Board of Directors. A copy of the Company’s news release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

99	News Release of A. O. Smith Corporation, dated December 20, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION
Date: December 20, 2004	By: /s/ W. David Romoser
W. David Romoser
Vice President, General Counsel
and Secretary

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated December 20, 2004

Exhibit
Number	Description
(99)	News Release of A. O. Smith Corporation, dated December 20, 2004